UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
___________________________________
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
  ___________________________________
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Cyxtera Technologies, Inc.
_______________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
_______________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

CYXTERA TECHNOLOGIES, INC.

2022 Virtual Annual Meeting
Vote by June 7, 2022
11:59 PM ET

CYXTERA TECHNOLOGIES, INC.
2333 PONCE DE LEON BLVD.
SUITE 900
CORAL GABLES, FL 33134

D75167-P66814

You invested in CYXTERA TECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Virtual Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 8, 2022.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote Confirmation

If you are a stockholder of record as of the close of business on April 11, 2022, you may confirm that your instructions were received and included in the final tabulation to be issued at the Virtual Annual Meeting on June 8, 2022 via the Proxy Vote Confirmation link at www.ProxyVote.com by using the control number printed in the box below. Vote Confirmation is available 24 hours after your vote is received beginning May 24, 2022, with the final vote tabulation remaining available for up to two months after the Virtual Annual Meeting.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 8, 2022
9:00 A.M. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/CYXT2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the complete proxy materials at www.ProxyVote.com or request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect 9 directors to serve on the Company's Board of Directors for a one-year term ending at the 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal.	
1a. Fahim Ahmed	For
1b. John W. Diercksen	For
1c. Michelle Felman	For
1d. Nelson Fonseca	For
1e. Melissa Hathaway	For
1f. Manuel D. Medina	For
1g. Jeffrey C. Smith	For
1h. Raymond Svider	For
1i. Gregory Waters	For
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2022.	For
3. To approve the Company's 2022 Employee Stock Purchase Plan.	For

NOTE: The Board of Directors may transact such other business as may properly come before the Virtual Annual Meeting and any adjournment or postponement thereof. The proxies may vote according to their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D75168-P66814